Exhibit 10.10

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Second Amendment”) is made as of April 2, 2018, by and between ARE-SO REGION NO. 44, LLC, a Delaware limited liability company (“Landlord”), and PIPELINE THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of January 3, 2018, as amended by that certain First Amendment to Lease dated February 16, 2018 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises at 10578 Science Center Drive, San Diego, California (“Premises”). The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Landlord and Tenant desire, subject to the terms and conditions set forth below, to update the suite number of the Premises and Tenant’s notice address.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Amendment to Definition of Building. The defined term “Premises” on page 1 of the Lease shall be deleted in its entirety and replaced with the following:

“Premises:	That portion of the Building commonly known as Suite 200 containing approximately 9,143 rentable square feet, as determined by Landlord, as shown on Exhibit A.”

2.	Amendment to Tenant’s Notice Address. Tenant’s notice address set forth on page 1 of the Lease shall be deleted in its entirety and replaced with the following:

“Tenant’s Notice Address after the Commencement Date:

10578 Science Center Drive, Suite 200

San Diego, California 92121

Attention: Lease Administrator”

3.	Miscellaneous.

a. This Second Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Second Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This Second Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

c. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Second Amendment attached thereto.

d. Except as amended and/or modified by this Second Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Second Amendment. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Lease, the provisions of this Second Amendment shall prevail. Whether or not specifically amended by this Second Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Second Amendment.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

LANDLORD:	ARE-SD REGION NO. 44, LLC,
a Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership,
managing member

		By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

			By:	/s/ Gary Dean
Senior Vice President, RE Legal Affairs

TENANT:		PIPELINE THERAPEUTICS, INC.,
a Delaware corporation

By: /s/ Brian Stearns
Name: Brian Stearns
Title: Chief Operating Officer